Exhibit 21.1
Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
#JUSTAREGULARNATION, LLC	Delaware
3P Festival LLC	Delaware
6 Washington Pool LLC	Delaware
6021 Hollywood Operating Company, LLC	Delaware
720 Entertainment, LLC	Delaware
720 Publishing, LLC	Delaware
801 Brickell LLC	Delaware
ACMF, LLC	Texas
Arrive I LLC	Delaware
Arrive I Management, LLC	Delaware
Arrive Opportunities Fund 1 GP, LLC	Delaware
Arrive Opportunities Fund 1, LP	Delaware
Arrive Opportunities Management, LLC	Delaware
Artist Nation Management Group, LLC	Delaware
Assembly Room Studios, LLC	Delaware
Austin Arena Holdings, LLC	Delaware
Axis Nation, LLC	Virginia
Bamboozle Festival, LLC	Delaware
Baron Global, Inc.	Delaware
Big Loud Mountain Management, LLC	Tennessee
BigChampagne, LLC	Delaware
Bill Graham Enterprises, Inc.	California
Birmingham Festival 2015, LLC	Delaware
Birmingham Festival 2016, LLC	Delaware
Birmingham Festival 2017, LLC	Delaware
Birmingham Festival 2018, LLC	Delaware
Birmingham Festival Ventures, LLC	Delaware
Black Swan Hospitality LLC	Delaware
Blueprint Artist Management, LLC	Delaware
Blues at the Depot, LLC	Utah
BottleRock Marketing Group, LLC	Delaware
Bottlerock Presents LLC	Delaware
Bowls Holdings Nashville, LLC	Delaware
Bowls Holdings Philadelphia, LLC	Delaware
Bowls Holdings, LLC	Delaware
Bowls Las Vegas, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Brooklyn Bowl Las Vegas, LLC	Delaware
Brooklyn Bowls Present, LLC	Delaware
By Any Means Management, LLC	Delaware
C2 Acquisitions, LLC	Delaware
C3 Booking, LLC	Texas
C3 Presents, L.L.C.	Texas
C3P Emo's, LLC	Texas
C3P Scoot Inn, LLC	Texas
Career Acquisitions, LLC	Delaware
Caring & Daring, LLC	Delaware
Cellar Door Venues, Inc.	Florida
CG Brickell IP LLC	Delaware
Club Space Management, LLC	Florida
CN Holdco, LLC	Delaware
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Counterpointfest, LLC	Texas
Country Nation - Chicago, LLC	Delaware
Country Nation - DE, LLC	Delaware
Country Nation, LLC	Delaware
Crossroads Presents, LLC	Delaware
Crush Next, LLC	Delaware
Crush Next Sports, LLC	Delaware
Cultivate Management, LLC	Delaware
Cumberland Amphitheatre Partners, LLC	Delaware
Dalton Entertainment, LLC	Delaware
Delmar Hall, LLC	Missouri
DG Medios US, LLC	New York
Diamond Theory Media, LLC	Delaware
Diversified Production Services, LLC	Delaware
Do617 LLC	Delaware
EDC The Movie, LLC	Delaware
Eight Ball Pricing Solutions, LLC	Delaware
Electric Forest, LLC	Delaware
Element1 Management, LLC	California
Emagen WITH Music, LLC	Delaware
Emagen WITH, LLC	Delaware
Emporium Presents, LLC	Nevada
Equity Distribution LLC	Delaware
Equity Publishing LLC	Delaware
ESM Productions, LLC	Delaware
Event Merchandising, Inc.	California

Domestic	State or Jurisdiction of Incorporation or Organization
F and F Concessions, Inc.	Illinois
Faculty Management, LLC	Delaware
Faculty Productions, LLC	Delaware
Femme it Forward, LLC	Delaware
Fenway Music Company, LLC	Delaware
Festival Holdings, L.L.C.	Virginia
Fillmore Minneapolis Corp.	Delaware
Fillmore New Orleans Corp.	Delaware
FKMF, LLC	Delaware
Forecastle Ventures, LLC	Tennessee
Founders Entertainment, LLC	New York
FPC Live LLC	Wisconsin
FPSF Holding, LLC	Delaware
Frank Productions Concerts, LLC	Wisconsin
Frank Productions, LLC	Delaware
Front Gate Ticketing Solutions, LLC	Delaware
Gellman Management LLC	Delaware
Gov Ball 2016, LLC	New York
Greenlight Media & Marketing, LLC	Delaware
Greenlight Studious, LLC	Virginia
Groot 41st Street	Delaware
Groot Alton Management LLC	Delaware
Groot Design District Hospitality, LLC	Florida
Groot Entertainment LLC	Delaware
Groot Firestone Diner LLC	Delaware
Groot Forge, LLC	Delaware
Groot Hospitality Holdings, LLC	Delaware
Groot Hospitality LLC	Delaware
Groot Music Design District LLC	Delaware
Groot PS Management LLC	Delaware
Groot Reign Makers Hotel Brand LLC	Delaware
Groot Stadium LLC	Delaware
Groot Steak LLC	Delaware
Groot WMP Hospitality LLC	Delaware
Groot Womens Club LLC	Delaware
GrouponLive, LLC	Delaware
Hard Events LLC	California
High Noon Saloon LLC	Wisconsin
HOB Ace of Spades Corp.	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Café Corp.	Delaware
HOB Chicago, Inc.	Delaware
HOB Depot Corp.	Delaware
HOB Entertainment, LLC	Virginia
HOB Grand Rapids, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
HOB HiFi Dallas Corp.	Delaware
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware
HOB Marquis Corp.	Delaware
HOB Punch Line Penn Corp.	Delaware
HOB Punch Line S.F. Corp.	Delaware
HOB Queen Theater Corp.	Delaware
HOB Rose City MH Corp.	Delaware
HOB Seattle Corp.	Delaware
HOB Summit MH Corp.	Delaware
HOB Varsity Corp.	Delaware
Hofesh, LLC	Delaware
Host VIP, LLC	Delaware
Hot Fire, LLC	Texas
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
Hungry, Thirsty, Crazy, and Lucky, LLC	Texas
I am OTHER Ventures, LLC	Delaware
Insomniac Holdings, LLC	Delaware
Insomniac Records, LLC	Delaware
IO Media, Inc.	New York
IOMedia Technologies, LLC	New York
ISBE Brand Owner, LLC	Delaware
JMBLYA, LLC	Texas
Kingdom of Mind, LLC	Delaware
Lansdowne Boston Restaurant, LLC	Delaware
Levitate Music Festival, LLC	Delaware
Lionfish Management, LLC	Delaware
Live Nation Bogart, LLC	Delaware
Live Nation Chicago, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, LLC	Delaware
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Productions, LLC	Delaware
Live Nation Studios Holdings, LLC	Delaware
Live Nation Studios Productions, LLC	Delaware
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation Urban, LLC	Delaware
Live Nation UshTours (USA), Inc.	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation Worldwide, Inc.	Delaware
LMG Management LLC	Delaware
LN-HS Concerts, LLC	Delaware
Lollapalooza, LLC	Delaware
Marcy Musik LLC	New York
MBA Artist Management Company, LLC	Delaware
Meadowbrook Amphitheatre Holdings, LLC	Delaware
Merch Nation Holdings, LLC	Delaware
Merch Traffic, LLC	Delaware
MIA Festival Holdings, LLC	Delaware
Michigan Licenses, LLC	Delaware
Microflex 2001 LLC	Delaware
Mountain Jam Productions, LLC	Delaware
Music City Eats, LLC	Texas
National Shows 2, LLC	Wisconsin
NDMF, LLC	Texas
Neste Event Marketing, LLC	Delaware
New Community Management, LLC	Delaware
New Era Farms II, LLC	Virginia
New Era Farms, LLC	Virginia
New IAMSPORTS, LLC	California
New York Theater, LLC	Delaware
No Limit Entertainment LLC	Delaware
NOC, Inc.	Connecticut
Ohana Music Festival Holdings, LLC	Delaware
Okeechobee Experience, LLC	Delaware
Patriot Nation, LLC	Delaware
Philymack Management, LLC	Delaware
Philymack Productions, LLC	Delaware
Philymack Wellness, LLC	Delaware
Production Simple Promotions, LLC	Delaware
Production Staffing Group, LLC	Delaware
Rebel Artist Management, LLC	Delaware
Red Ginger SB, LLC	Florida
Red Mountain Entertainment, LLC	Delaware
Redrock Entertainment Services LLC	Delaware
ReignDeer Entertainment Corp.	California

Domestic	State or Jurisdiction of Incorporation or Organization
ReignDeer Entertainment, LLC	Delaware
ReignDeer Investments, LLC	Delaware
Rival Labs, Inc.	Delaware
Roc Nation Advertising LLC	Delaware
Roc Nation Latin Publishing LLC	Delaware
Roc Nation LLC	Delaware
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
Roc Nation Records, LLC	Delaware
Roc Nation Sports - Roc Nation Boxing, LLC	Delaware
Roc Nation Sports, LLC	Delaware
Roc Nation Ventures, LLC	Delaware
Rock in Rio USA, Inc.	Delaware
Rock World USA, LLC	Delaware
Rolling Loud, LLC	Delaware
RonRuss Red Ginger, LLC	Florida
S10 Entertainment & Media, LLC	Delaware
S2 Songs, LLC	Delaware
SAL & Co Management LP	Delaware
SC Management GP, Inc.	Delaware
Scheme Engine, LLC	Delaware
Scoremore Dreamville, LLC	Texas
ScoreMore Holdings, LLC	Delaware
SFX Financial Advisory Management Enterprises, Inc.	Delaware
Shaky Boots Fest, LLC	Georgia
Shaky Festivals Holdings, LLC	Delaware
Shaky Knees Fest, LLC	Georgia
SHN Festivals, LLC	Texas
SME Entertainment Group LLC	Delaware
Space Invaders, LLC	Florida
Space IP Licensing, LLC	Florida
Spaceland Productions, LLC	California
Space Park, LLC	Delaware
Spalding Entertainment Acquisitions, LLC	Delaware
Spalding Entertainment, LLC	Tennessee
Starr Hill Presents Kansas, LLC	Virginia
Stateside Group, LLC	Delaware
Swan Hospitality LLC	Florida
The Core Entertainment, LLC	Delaware
The Echo, LLC	California
Ticketmaster Advance Tickets, L.L.C.	Colorado
Ticketmaster L.L.C.	Virginia
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
TicketsNow.com, Inc.	Illinois

Domestic	State or Jurisdiction of Incorporation or Organization
Ticketstoday, LLC	Virginia
Ticketweb, LLC	Delaware
TM Vista Inc.	Virginia
TMF Holdco, LLC	Delaware
TNA Tour II (USA) Inc.	Delaware
TNOW Entertainment Group, Inc.	Illinois
TX Music Club Adventures, LLC	Texas
Universe Inc.	Delaware
Upgraded, Inc.	Delaware
Van Buren Group Holdings, LLC	Delaware
Vector Management LLC	Delaware
Veeps Inc.	Delaware
Voodoo Music Experience, LLC	Louisiana
WE Fest Holdings, LLC	Delaware
Why Not OC LLC	California
Wiltern Renaissance LLC	Delaware
Wolfson Entertainment, Inc.	California
Women Nation, LLC	Delaware
Womens Club Holdings, LLC	Delaware
Womens Club IP, LLC	Delaware
YCFUNCO, LLC	Delaware
ZeroSix, LLC	Delaware

International	State or Jurisdiction of Incorporation or Organization
DF Entertainment, S.A.	Argentina
Live Nation Argentina S.A.	Argentina
Ash Assets Pty Ltd	Australia
Ash Sounds Pty Ltd	Australia
Brunswick Street Venue Pty Ltd	Australia
DNA Experiences Live Pty Ltd	Australia
Four Fish Swimming Pty Ltd	Australia
Live Nation Australasia Pty Ltd	Australia
Live Nation Australia Festivals Pty Ltd	Australia
Live Nation Australia Venues Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
LN Oldco Pty Ltd	Australia
Look up and Live Pty Ltd	Australia
Mixitup Australia Pty Ltd	Australia
Moshtix Pty Ltd	Australia
Secret Sounds Artist Management Pty Ltd	Australia
Secret Sounds Group Pty Ltd	Australia
Secret Sounds Group Services Pty Ltd	Australia
Secret Sounds Pty Ltd	Australia
Secret Sounds Sponsorship Pty Ltd	Australia
Splendour in the Grass Pty Ltd	Australia
SSG-LN Festivals Pty Ltd	Australia
T Shirt Printers Pty Limited	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia
Village Sounds Agency Pty Ltd	Australia
Live Nation Austria GmbH	Austria
ASB N.V	Belgium
Antwerps Sportpaleis N.V.	Belgium
GMM Festival bvba	Belgium
Live Nation Belgium Holdings bvba	Belgium
Live Nation bvba	Belgium
Live Nation Festivals N.V.	Belgium
Ticketmaster Belgium N.V.	Belgium
We Love Entertainment bvba	Belgium
Live Nation Brasil Entretenimento Ltda.	Brazil
Live Nation Brasil Marketing LTDA.	Brazil
Rock City S.A.	Brazil
Rock World S.A.	Brazil
9408-9406 Québec Inc.	Canada
Center of Gravity Sports and Music Festival Inc.	Canada
Embrace Entertainment, Inc	Canada
Embrace Presents, Ltd.	Canada
Evenko, G.P.	Canada
Front Gate Ticketing Solutions Canada, Ltd.	Canada

International	State or Jurisdiction of Incorporation or Organization
Impressario, Inc.	Canada
Live Nation Canada, Inc.	Canada
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Live Nation Touring (Canada), Inc.	Canada
Manett Holdings (Canada) Limited	Canada
Reseau Admission ULC	Canada
Sal & Co LP	Canada
SC GP, Inc.	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada
Ticketmaster Canada Holdings ULC	Canada
Universe Experiences Inc,	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
DG Medios SpA	Chile
Live Nation Chile SpA	Chile
SACA Producciones SpA	Chile
Aquapath Limited	Cyprus
Live Nation Czech Republic Sro	Czech Republic
Ticketmaster Ceska republika, a.s	Czech Republic
Ticketpro Software s.r.o.	Czech Republic
Danish Venue Enterprise A/S	Denmark
I/S Heartland Festival	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
PDH Music A/S	Denmark
PDH Tour Accounts ApS	Denmark
Ticketmaster Danmark A/S	Denmark
Academy Music Group Limited	England & Wales
Academy Music Holdings Ltd	England & Wales
Angel Venues Limited	England & Wales
ANM2 Limited	England & Wales
Apollo Leisure Group Limited	England & Wales
Arena Island Limited	England & Wales
Artist Nation Management Limited	England & Wales
C I (Events) Limited	England & Wales
Cream Events Limited	England & Wales
Cream Global Limited	England & Wales
Cream Liverpool Limited	England & Wales
Cuffe and Taylor Limited	England & Wales
De-lux Merchandise Company Limited	England & Wales
Electricland Limited	England & Wales
FC 1031 Limited	England & Wales
Festival Republic Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Finlaw 279 Limited	England & Wales
Gafrus Limited	England & Wales
Globalgathering Group Limited	England & Wales
HNOE Limited	England & Wales
Hot Festivals Limited	England & Wales
Isle of Wight Festival Limited	England & Wales
Live Nation (Music) UK Limited	England & Wales
Live Nation Limited	England & Wales
Live Nation Merchandise Limited	England & Wales
LN-Gaiety Holdings Limited	England & Wales
Lollibop Festival Limited	England & Wales
MAMA & Company Limited	England & Wales
MAMA Festivals Limited	England & Wales
MAMA New Music Limited	England & Wales
Maztec Limited	England & Wales
Maztecrose Holdings Limited	England & Wales
Merch Traffic Limited	England & Wales
Metropolis Music Limited	England & Wales
Midland Concert Promotions Group Limited	England & Wales
Nova Batida Festivals Limited	England & Wales
OnBlackheath Limited	England & Wales
Parklife Manchester Limited	England & Wales
Plan B Management Limited	England & Wales
Quest Management (UK) Limited	England & Wales
Reading Festival Limited	England & Wales
Rewind Festival Limited	England & Wales
Roc Nation Sports Limited	England & Wales
Roc Nation UK limited	England & Wales
Roseclaim Limited	England & Wales
Safe Festivals Group Limited	England & Wales
Showsec International Limited	England & Wales
The Warehouse Project (Manchester) Limited	England & Wales
the17 Limited	England & Wales
Ticketmaster Europe Holdco Limited	England & Wales
Ticketmaster Sport Limited	England & Wales
Ticketmaster UK Limited	England & Wales
TM Number One Limited	England & Wales
Ugly Duckling Limited	England & Wales
Live Nation Baltics OU	Estonia
Live Nation Estonia OU	Estonia
Events Club Oy	Finland
Full Production Oy	Finland
K2 Entertainment Oy	Finland
Live Nation Finland Oy	Finland
Ticketmaster Suomi Oy	Finland

International	State or Jurisdiction of Incorporation or Organization
Entre Deux	France
Live Lab	France
Live Nation France 2006	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Ticketnet	France
Berlin Festival Gmbh & Co. KG	Germany
BF Berlin Festival Verwaltungs-GmbH	Germany
FRHUG Festival GmbH & Co. KG	Germany
FRHUG Verwaltungs-GmbH	Germany
Live Nation Brand Partnership & Media GmbH	Germany
Live Nation Germany Oldco GmbH	Germany
Live Nation GmbH	Germany
Live Nation Holdings GmbH	Germany
Live Nation Theater GmbH	Germany
Lollapalooza GmbH	Germany
Seatwave Deutschland GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Ticketmaster Hellas S.A.	Greece
Dancing Dragon Management Limited	Hong Kong
Live Nation (HK) Limited	Hong Kong
Live Nation Electronic (Asia) Limited	Hong Kong
Live Nation Connects Hong Kong Limited	Hong Kong
Live Nation Venues (HK) Company Limited	Hong Kong
Media Nation Limited	Hong Kong
Tuo Yuan (Hong Kong) Co., Ltd.	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary
IOMEDIA India Private Limited	India
PT Live Nation Indonesia	Indonesia
Amphitheatre Ireland Limited	Ireland
EP Republic Limited	Ireland
Festival Republic Dublin Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
MCD Productions Limited	Ireland
Principle Management Limited	Ireland
The Ticket Shop Unlimited Company	Ireland
Ticketline Unlimited Company	Ireland
Ticket Shop Holdings (IOM)	Isle of Man
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Live Nation Israel Ltd.	Israel
Ticketmaster Israel Ltd	Israel

International	State or Jurisdiction of Incorporation or Organization
Comcerto Srl	Italy
Get Live 2 Srl	Italy
Live Nation 2 Srl	Italy
Live Nation 3 Srl	Italy
Live Nation Italia Srl	Italy
Parcolimpico Srl	Italy
Ticketmaster Italia Srl	Italy
Live Nation Holding Japan GK	Japan
Live Nation Japan GK	Japan
UAB Live Nation Lietuva	Lithuania
Live Nation Luxembourg Holdco 1 S.à.r.l.	Luxembourg
Live Nation Luxembourg Holdco 2 S.à.r.l.	Luxembourg
Ticketmaster New Ventures S. de R.I. de C.V.	Mexico
Live Nation Malaysia Sdn Bhd	Malaysia
Amsterdam Music Dome Exploitatie BV	Netherlands
Art of Bookings B.V.	Netherlands
Artist and Business Transport Group B.V.	Netherlands
Crowdcare B.V.	Netherlands
Event Design Holland B.V.	Netherlands
Festivals Limburg B.V.	Netherlands
Holland Event Marketing B.V.	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) B.V.	Netherlands
LYV B.V.	Netherlands
Mojo Concerts B.V.	Netherlands
Mojo Works B.V.	Netherlands
Noctua B.V.	Netherlands
Security Company Security B.V.	Netherlands
Straight International Security B.V.	Netherlands
The Event Support Company B.V.	Netherlands
The Security Company Utrecht Holland Holding B.V.	Netherlands
Tickethour Nederland B.V.	Netherlands
Ticketmaster B.V.	Netherlands
Evenz Limited	New Zealand
Greenstone Entertainment Limited Partnership	New Zealand
Greenstone Entertainment GP Limited	New Zealand
Live Nation GE Holdings Limited	New Zealand
Live Nation NZ Festivals Limited	New Zealand
Live Nation NZ Limited	New Zealand
NZ Venue and Event Management Limited	New Zealand
QPAM Limited	New Zealand
R&V Live Nation Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
Village Sounds Agency NZ Limited	New Zealand
Ticket Shop (NI) Limited	Northern Ireland

International	State or Jurisdiction of Incorporation or Organization
Bergen Live AS	Norway
Billettservice AS	Norway
Event og Media AS	Norway
Live Nation Norway AS	Norway
Luger AS	Norway
TimeOut Agency & Concerts AS	Norway
Tons of Rock Festival AS	Norway
Live Nation Peru S.A.C.	Peru
Concert Supplies Sp. z o.o.	Poland
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z.o.o.	Poland
Better World Comunicação, Publicidade e Entretenimento S.A.	Portugal
tixCraft.com lnc.	Samoa
Live Nation Arabia Company LLC	Saudi Arabia
Ticketmaster Arabia Company LLC	Saudi Arabia
ABC3 Limited	Scotland
D.F. Concerts Limited	Scotland
King Tut's Recordings Limited	Scotland
Tecjet Limited	Scotland
Live Nation Business Consulting (Shanghai) Company Limited	Shanghai, China
Live Nation Electronic (Shanghai) Company Limited	Shanghai, China
Live Nation VAS (Shanghai) Culture Development Company Limited	Shanghai, China
Apactix	Singapore
Imagine Media Agency Pte. Ltd.	Singapore
Live Nation (Singapore) Holdings Pte Ltd	Singapore
Live Nation Singapore Concerts Pte. Ltd.	Singapore
Live Nation Singapore Venues Pte Ltd	Singapore
Moshtix	Singapore
Ticketmaster SG Pte Ltd	Singapore
Ticketmaster-Singapore Pte. Ltd.	Singapore
Big Concerts International Pty Ltd	South Africa
Big Concession Management Proprietary Limited	South Africa
Big Merchandise Proprietary Limited	South Africa
Live Nation Media and Sponsorship (Pty) Ltd	South Africa
Ticketmaster South Africa (Pty) Ltd	South Africa
Live Nation Korea Corporation	South Korea
Better World Sociedade Unipessoal S.L.	Spain
Compania Editora de Talentos Internacionales S.A.	Spain
Live Nation Espana S.A.U.	Spain
Mean Fiddler Spain S.L.	Spain
Mediterranea Concerts SL	Spain
Planet Events S.A.	Spain
Rock in Rio Madrid S.A.	Spain
Ticketmaster Iberica SLU	Spain

International	State or Jurisdiction of Incorporation or Organization
Ticketmaster Spain SAU	Spain
Artist och underhallningsservice i Sverige AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden
Lugerinc AB	Sweden
Neu Festival Live AB	Sweden
Sweden Rock Festival AB	Sweden
Ticketmaster New Ventures Holdings II AB	Sweden
Ticketmaster Sverige AB	Sweden
First Event AG	Switzerland
Live Nation Switzerland GmbH	Switzerland
Mainland Music AG	Switzerland
Ticketmaster Schweiz AG	Switzerland
Indievox Inc	Taiwan
Live Nation Taiwan Co., Ltd	Taiwan
Tixcraft Inc	Taiwan
Live Nation Tero Entertainment Co., Ltd	Thailand
Biletix Bilet Dagitim Basim ve Ticaret AS	Turkey
Live Nation Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East Events LLC	United Arab Emirates
Ticketmaster Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East North LLC	United Arab Emirates